UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 13, 2022

THE PROCTER & GAMBLE COMPANY
 (Exact Name of Registrant as Specified in Charter)

Ohio	001-00434	31-0411980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Procter & Gamble Plaza, Cincinnati, Ohio 45202
 (Address of Principal Executive Offices, and Zip Code)

513-983-1100
Registrant’s Telephone Number, Including Area Code

   (Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock without Par Value	PG	New York Stock Exchange
1.125% Notes due 2023	PG23A	New York Stock Exchange
0.500% Notes due 2024	PG24A	New York Stock Exchange
0.625% Notes due 2024	PG24B	New York Stock Exchange
1.375% Notes due 2025	PG25	New York Stock Exchange
0.110% Notes due 2026	PG26D	New York Stock Exchange
4.875% EUR notes due May 2027	PG27A	New York Stock Exchange
1.200% Notes due 2028	PG28	New York Stock Exchange
1.250% Notes due 2029	PG29B	New York Stock Exchange
1.800% Notes due 2029	PG29A	New York Stock Exchange
6.250% GBP notes due January 2030	PG30	New York Stock Exchange
0.350% Notes due 2030	PG30C	New York Stock Exchange
0.230% Notes due 2031	PG31A	New York Stock Exchange
5.250% GBP notes due January 2033	PG33	New York Stock Exchange
1.875% Notes due 2038	PG38	New York Stock Exchange
0.900% Notes due 2041	PG41	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

 ITEM 5.03    AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On December 13, 2022, the Board of Directors of The Procter & Gamble Company (“the Company”) amended the Company’s Code of Regulations (the “Regulations”), effective immediately. The amendments, which are included in Article I, Section 8, address certain procedural and disclosure requirements in connection with shareholder nominations of directors and solicitation of proxies, including compliance with Rule 14a-19 under the Securities Exchange Act of 1934, as amended.
Specifically, the amendments require that any shareholder submitting a nomination notice make a representation as to whether such shareholder intends to solicit proxies in support of director nominees other than the Company’s nominees in accordance with Rule 14a-19 and further require that such shareholder comply with the requirements of Rule 14a-19, including providing reasonable evidence of such compliance to the Company.
The foregoing description of the Regulations is qualified in its entirety by reference to the full text of the Code of Regulations of The Procter & Gamble Company, which are filed as Exhibit 3.2 to this Form 8-K and hereby incorporated by reference.
The Company is filing this 8-K pursuant to Item 5.03, “Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.”

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description
3.2	Regulations (as approved by the Board of Directors on December 13, 2022, pursuant to authority granted by shareholders at the annual meeting on October 13, 2009)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROCTER & GAMBLE COMPANY

BY:  /s/ Sandra T. Lane
                Sandra T. Lane
              Assistant Secretary
              December 13, 2022